UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009—July 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Annual report
7|31|10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Annual report
7 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery continues to face head winds, constrained by a lack of new jobs, weak housing sales, and tight credit markets. While fixed-income securities have enjoyed strong performance so far in 2010, volatility has returned to the equity market. Patient investors understand that such periods of uncertainty can also present opportunities. In July, for instance, the S&P 500 Index rebounded 6.9%, delivering its best monthly performance in a year and reversing two straight months of declines.

Compared with 2009’s bull market, today’s investment climate requires a greater degree of investment skill, innovation, and expertise. We believe Putnam’s risk-focused, active-management approach is well-suited for conditions like these.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking growth for investors for over 40 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8%. Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969.

“The future has never been brighter. ” The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 41 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home . . . you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: The era of truly portable telephones is dawning. ”

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that have the potential to grow revenues and earnings at a rate that the market underestimates. While much has changed since the fund’s management wrestled with the challenges of the 1970s, some things have not — including the fund’s focus on seeking the most promising growth opportunities for investors.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Nick Thakore

The stock market has been exceptionally volatile in recent months. How did the fund perform for the full fiscal year?

Investors have been more cautious this year after a strong stock market rally in 2009. A number of factors contributed to that wary sentiment and to market volatility, including health-care and financial reform regulations and instability in Europe’s sovereign debt market. In the United States, large-cap growth stocks performed reasonably in line with the S&P 500 Index for the first half of the year, although stocks broadly declined from April through the end of the period.

I am pleased to report that for the year ended July 31, 2010, Putnam Voyager Fund’s class A shares returned 20.58% at net asset value, substantially ahead of the Russell 1000 Growth Index, the fund’s unmanaged benchmark, which advanced 13.65%. I am equally pleased with the fund’s performance versus its peers. For the year, the fund ranks in the top 1% of large-cap growth funds, according to fund researcher Lipper. The fund’s longer-term comparisons are also favorable, ranking in the top 3% and 35% for the 5- and 10-year periods, respectively, ended July 31, 2010.*

* Putnam Voyager Fund ranked 8 of 841, 16 of 609, and 117 of 338 large-cap growth funds for the 1-, 5-, and 10-year periods ended July 31, 2010. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper. Past performance is not indicative of future results.

How did you approach investing in this environment?

Over the past year, the market has been characterized by large moves in both directions, intense skepticism about secular and cyclical problems, and important macroeconomic drivers such as European sovereign debt concerns. I have maintained my consistent approach of looking for companies that are

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

likely to grow faster than the market but that are trading at attractive valuations. The valuation sensitivity can help cushion performance during tougher market periods, and a consistent approach has been particularly important given the sharp swings in the market over the past year.

In addition, I have tried to capitalize on the intense skepticism about economic recovery in many stocks. Fresh memories of recent poor stock and earnings performance, and concerns about the prospects for sustained economic recovery, left investors assuming scenarios for many companies that proved to be far too pessimistic, in my view. We were able to identify many companies that started at attractive valuations and whose earnings prospects substantially exceeded consensus expectations. Also, it has been important to be anticipatory rather than reactionary, such as earlier this year when sovereign debt markets were signaling a possible problem but equity markets did not seem that alarmed. In the case of sovereign debt concerns, I was able to make some adjustments to the fund’s risk profile ahead of the concerns hitting stocks.

How would you describe the fund’s positioning on a sector level?

Overall, the fund had a modest bias to cyclical growth sectors versus more stable sectors. The fund had an overweight position in financials based on our belief that the sector was trading on depressed levels, earnings growth would be very strong for the next couple years, credit trends would substantially improve, and regulatory overhang would eventually pass. The sector performed well earlier in the period, but has struggled more recently due to concerns about revenue growth at banks because of low loan growth and weak net interest margins. I still view the sector as attractive and own various positions across insurance, banks, and diversified financials.

On the stable growth side, over the course of the year, the fund built up an overweight position in health care. My view has been that regulatory overhang and ease of finding earnings growth elsewhere had left many

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed.

names in the sector that could still grow nicely at attractive valuations. Performance of the sector improved later in the period. I continue to see significant opportunity in health care, and the fund has exposure in several areas, including biotech, services, and pharmaceuticals.

The fund’s largest exposure was to the technology sector, which corresponds to the sector’s large allocation in the Russell 1000 Growth Index. On a relative basis, the exposure was less significant. While the fund has owned numerous names that we liked either for their company-specific product cycles or cyclical outlooks, I was somewhat cautious on overall exposure because this has been a very popular sector and I saw better opportunities in other cyclical sectors.

The fund’s largest underweight was to the consumer staples sector. We believed that in a recovering global economy, there were better growth opportunities elsewhere.

Were there any individual holdings that stand out as having helped performance?

Liberty Media, a company not held in our benchmark index, was a particularly strong performer. Liberty is a holding company of various media assets that benefited from the strong fundamentals of its portfolio companies, recent shareholder-friendly actions by management, and the recognition by the markets that the stock was undervalued.

Overweight positions in communications-related companies were also beneficial during the year. Time Warner Cable and Sprint Nextel are good examples. These companies have recurring revenue to their businesses, largely through billing subscribers on a monthly basis in a repeatable fashion. This kind of business model stability was in demand during the rather tumultuous first half of 2010.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/10. Short-term holdings are excluded. Holdings will vary over time.

Aflac also was among the fund’s largest holdings. The stock benefited from solid underlying growth, increased confidence in investments it held on its balance sheet, and an attractive valuation.

How about the detractors?

Qualcomm was a substantial detractor. The company struggled in the short term, which was related to an adverse mix of business that negatively affected its average selling price. Given Qualcomm’s attractive valuations, its dominant position in a large, growing industry, and signs that near-term business conditions were stabilizing, the fund continued to own the name.

Apollo Group has struggled due to an ongoing regulatory review of guidelines to be implemented for the industry and concerns related to the viability of the business model, which depends heavily on loans to students from the federal government. While final rules have not been established yet and may turn out to be reasonably benign, we underestimated the magnitude of the impact on the stock from the regulatory process.

What role do derivatives play, if any, in the fund?

Derivatives generally represent a small amount of the fund’s assets and are primarily used to help improve a risk-reward relationship versus owning the underlying security. For example, if I like a company but there is a chance some pending news might go against the stock — an FDA rejection or the result of a lawsuit, for instance — I might buy a put option to help establish a floor price for my investment and in doing so, limit the fund’s downside risk.

Nick, where do you see the market going from here?

Barring a double-dip recession, I am constructive on the equity markets. While near-term growth is slowing, I do believe the most likely scenario is that a double-dip recession will be avoided and that we are in the midst of a cyclical recovery, even with many secular problems. If a double-dip recession is avoided, my optimism on the market comes from today’s very favorable combination of earnings, valuation, and sentiment.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Within the past six months, the methodology used for the calculation and disclosure of this data has changed. Prior period figures shown in this chart have been restated based on the updated methodology.

Somewhat lost in the shuffle with all the concerns about the consumer and the government is that corporate America has executed tremendously and is in great shape. Balance sheets and free cash-flow generation are very strong. Most important, S&P 500 company earnings are near an all-time record, yet the market would need to rally dramatically to get anywhere near its previous highs. Valuation of the market is substantially below average levels compared with prior low-interest-rate/ low-inflation environments. Finally, poor trailing returns and concerns about the secular and cyclical state of affairs in this country have left investors generally disinterested in stocks. Flows to bonds versus stocks are at a record level, yet stocks are about the cheapest they have ever been versus bonds. This could be a potent engine for the markets if sentiment reverses.

Most important, I believe the volatile environment and high level of skepticism have created particularly exciting stock-picking opportunities. In my estimation, I am able to buy many companies with both attractive valuations and strong growth rates projected over the next couple years.

Thanks, Nick, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick Thakore is Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. In June, the Federal Reserve reported that non-financial companies were holding nearly $2 trillion in cash and other liquid assets. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.65%	10.49%	9.67%	9.67%	9.82%	9.82%	9.96%	9.87%	10.37%	10.77%

10 years	–21.81	–26.30	–27.48	–27.48	–27.47	–27.47	–25.62	–28.23	–23.72	–19.80
Annual average	–2.43	–3.01	–3.16	–3.16	–3.16	–3.16	–2.92	–3.26	–2.67	–2.18

5 years	19.24	12.36	14.83	12.83	14.82	14.82	16.27	12.23	17.75	20.74
Annual average	3.58	2.36	2.80	2.44	2.80	2.80	3.06	2.33	3.32	3.84

3 years	9.59	3.29	7.10	4.10	7.12	7.12	7.91	4.12	8.71	10.40
Annual average	3.10	1.08	2.31	1.35	2.32	2.32	2.57	1.35	2.82	3.35

1 year	20.58	13.63	19.64	14.64	19.63	18.63	19.94	15.71	20.23	20.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Class B performance does not assume conversion to class A shares.

Recent and prior performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/10

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	—†	8.87%

10 years	–34.05%	–25.17
Annual average	–4.08	–3.23

5 years	4.09	–0.20
Annual average	0.80	–0.11

3 years	–12.21	–15.35
Annual average	–4.25	–5.48

1 year	13.65	10.98

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/10, there were 841, 719, 609, 338, and 13 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/00 to 7/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $7,252 and $7,253, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,177 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $7,628 and $8,020, respectively.

Fund price and distribution information For the 12-month period ended 7/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.187		$0.074	$0.108	$0.115		$0.161	$0.225

Capital gains	—		—	—	—		—	—

Total	$0.187		$0.074	$0.108	$0.115		$0.161	$0.225

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$16.85	$17.88	$14.35	$15.76	$15.60	$16.17	$16.61	$17.54

7/31/10	20.12	21.35	17.09	18.74	18.59	19.26	19.80	20.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.42%	10.27%	9.45%	9.45%	9.60%	9.60%	9.73%	9.64%	10.15%	10.54%

10 years	–31.17	–35.14	–36.19	–36.19	–36.15	–36.15	–34.57	–36.87	–32.80	–29.43
Annual average	–3.67	–4.24	–4.39	–4.39	–4.39	–4.39	–4.15	–4.50	–3.90	–3.43

5 years	13.82	7.26	9.61	7.61	9.66	9.66	10.99	7.09	12.44	15.26
Annual average	2.62	1.41	1.85	1.48	1.86	1.86	2.11	1.38	2.37	2.88

3 years	–3.04	–8.60	–5.27	–8.10	–5.17	–5.17	–4.49	–7.85	–3.74	–2.30
Annual average	–1.02	–2.95	–1.79	–2.78	–1.75	–1.75	–1.52	–2.69	–1.26	–0.77

1 year	19.13	12.26	18.15	13.15	18.19	17.19	18.51	14.37	18.85	19.41

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Annualized expense ratio for the six-month period
ended 7/31/10†	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from February 1, 2010, to July 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.44	$10.25	$10.25	$8.98	$7.71	$5.16

Ending value (after expenses)	$1,060.10	$1,056.30	$1,056.40	$1,057.50	$1,058.80	$1,061.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2010, use the following calculation method. To find the value of your investment on February 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.06

Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 10th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the

Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	6th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 810, 698 and 579 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2010, Putnam employees had approximately $315,000,000 and the Trustees had approximately $58,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2010

The fund’s portfolio 7/31/10

COMMON STOCKS (91.7%)*	Shares	Value

Aerospace and defense (4.8%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR (Brazil)	1,010,000	$26,633,700

Goodrich Corp.	79,500	5,793,165

Northrop Grumman Corp.	520,700	30,533,848

Precision Castparts Corp.	323,600	39,540,684

Raytheon Co.	513,773	23,772,277

United Technologies Corp.	737,700	52,450,470

		178,724,144
Automotive (1.7%)
Dongfeng Motor Group Co., Ltd. (China)	15,594,000	21,717,231

Lear Corp. †	150,900	11,795,853

Renault SA (France) †	472,870	21,134,354

Volkswagen AG (Preference) (Germany)	99,876	10,601,858

		65,249,296
Banking (1.7%)
Banco Santander Brasil SA ADS (Brazil)	228,200	3,039,624

Barclays PLC (United Kingdom)	1,936,856	10,117,417

Bond Street Holdings, LLC 144A Class A F †	167,181	3,427,211

Citigroup, Inc. †	913,100	3,743,710

Governor & Co. of the Bank of Ireland (Ireland) †	5,763,962	6,418,699

State Street Corp.	371,400	14,454,888

Wells Fargo & Co.	799,400	22,167,362

		63,368,911
Biotechnology (5.1%)
Amgen, Inc. †	503,300	27,444,949

Auxilium Pharmaceuticals, Inc. †	300,300	6,774,768

Celgene Corp. †	726,700	40,077,505

Dendreon Corp. †	701,775	23,095,415

Genzyme Corp. †	689,024	47,928,509

Gilead Sciences, Inc. †	301,700	10,052,644

Human Genome Sciences, Inc. †	1,163,300	30,176,002

Ironwood Pharmaceuticals, Inc. †	490,200	5,784,360

		191,334,152
Broadcasting (0.9%)
Liberty Media Corp. - Capital Ser. A †	686,385	32,012,996

Sirius XM Radio, Inc. †	744,435	766,768

TiVo, Inc. †	47,525	407,765

		33,187,529
Cable television (3.0%)
Comcast Corp. Class A	2,514,638	48,960,002

DIRECTV Class A †	1,597,669	59,369,380

Hathway Cables and Datacom, Ltd. (India) †	801,583	3,018,460

		111,347,842
Chemicals (1.2%)
Agrium, Inc. (Canada)	93,200	5,871,600

Celanese Corp. Ser. A	401,400	11,275,326

Dow Chemical Co. (The)	488,100	13,339,773

LyondellBasell Industries NV Class A (Netherlands) †	327,759	5,899,662

LyondellBasell Industries NV Class B (Netherlands) †	144,813	2,606,634

Potash Corp. of Saskatchewan, Inc. (Canada)	57,500	6,030,025

		45,023,020

COMMON STOCKS (91.7%)* cont.	Shares	Value

Coal (0.2%)
China Shenhua Energy Co., Ltd. (China)	1,624,000	$6,234,160

		6,234,160
Commercial and consumer services (2.2%)
Mastercard, Inc. Class A	214,600	45,074,584

Priceline.com, Inc. †	59,700	13,396,680

Visa, Inc. Class A	333,600	24,469,560

		82,940,824
Communications equipment (6.9%)
Cisco Systems, Inc. †	3,433,120	79,202,078

Corning, Inc.	274,000	4,964,880

Harris Corp.	465,000	20,706,450

Motorola, Inc. †	2,861,900	21,435,631

Qualcomm, Inc.	3,455,009	131,566,743

		257,875,782
Computers (6.9%)
Apple, Inc. †	607,900	156,382,275

EMC Corp. †	839,900	16,621,621

Hewlett-Packard Co.	825,200	37,992,208

Quest Software, Inc. †	553,000	11,148,480

Seagate Technology †	1,522,600	19,108,630

Western Digital Corp. †	638,200	16,842,098

		258,095,312
Conglomerates (1.0%)
Air Lease Corp. 144A	197,533	3,950,660

Danaher Corp.	247,000	9,487,270

Tyco International, Ltd.	632,000	24,192,960

		37,630,890
Construction (0.2%)
China National Materials Co., Ltd. (China)	10,104,000	7,898,953

		7,898,953
Consumer goods (0.2%)
Avon Products, Inc.	253,800	7,900,794

		7,900,794
Consumer services (0.6%)
Avis Budget Group, Inc. †	1,880,754	23,208,504

		23,208,504
Electric utilities (0.1%)
EnerNOC, Inc. †	101,800	3,394,012

		3,394,012
Electrical equipment (0.4%)
Emerson Electric Co.	276,500	13,697,810

		13,697,810
Electronics (4.1%)
MEMC Electronic Materials, Inc. †	740,404	7,078,262

Micron Technology, Inc. †	3,859,073	28,094,051

Sensata Technologies Holding NV (Netherlands) †	2,226,030	36,061,686

Texas Instruments, Inc.	3,276,400	80,894,316

		152,128,315
Energy (oil field) (1.4%)
National Oilwell Varco, Inc.	637,200	24,952,752

Schlumberger, Ltd.	227,800	13,590,548

Smith International, Inc.	262,400	10,884,352

Transocean, Ltd. (Switzerland) †	67,800	3,133,038

		52,560,690

COMMON STOCKS (91.7%)* cont.	Shares	Value

Energy (other) (1.3%)
First Solar, Inc. †	384,261	$48,205,542

		48,205,542
Engineering and construction (0.4%)
Fluor Corp.	199,100	9,614,539

Foster Wheeler AG (Switzerland) †	238,251	5,484,538

		15,099,077
Financial (0.9%)
CME Group, Inc.	13,800	3,847,440

KKR & Co. LP †	1,285,613	11,634,798

MGIC Investment Corp. †	1,703,948	14,636,913

Radian Group, Inc.	267,933	2,304,224

		32,423,375
Forest products and packaging (1.0%)
International Paper Co.	1,592,100	38,528,820

		38,528,820
Gaming and lottery (0.1%)
Las Vegas Sands Corp. †	181,500	4,875,090

		4,875,090
Health-care services (3.2%)
Aetna, Inc.	1,308,900	36,452,865

Alapis Hldg. Industrial and Commercial SA of Pharmaceutical
Chemical Products (Greece)	3,406,504	10,006,180

Express Scripts, Inc. †	460,276	20,795,270

Lincare Holdings, Inc.	384,900	9,145,224

Medco Health Solutions, Inc. †	60,100	2,884,800

WellPoint, Inc. †	754,800	38,283,456

		117,567,795
Household furniture and appliances (0.3%)
Tempur-Pedic International, Inc. †	382,600	11,734,342

		11,734,342
Insurance (6.1%)
Aflac, Inc.	2,023,146	99,518,552

Assured Guaranty, Ltd. (Bermuda)	5,338,314	83,811,530

Hartford Financial Services Group, Inc. (The)	1,671,476	39,129,253

Ping An Insurance (Group) Co., of China, Ltd. (China) F	503,000	4,413,484

		226,872,819
Investment banking/Brokerage (1.7%)
Charles Schwab Corp. (The)	748,000	11,062,920

E*Trade Financial Corp. †	285,470	4,176,426

Goldman Sachs Group, Inc. (The)	264,351	39,869,418

Morgan Stanley	288,100	7,775,819

		62,884,583
Leisure (0.2%)
Brunswick Corp.	498,158	8,428,833

		8,428,833
Machinery (1.2%)
Bucyrus International, Inc. Class A	173,800	10,813,836

International Mining Machinery Holdings, Ltd. (China) †	7,686,500	4,165,112

Joy Global, Inc.	209,800	12,455,826

Lonking Holdings, Ltd. (China)	6,889,000	5,225,185

Parker Hannifin Corp.	208,600	12,958,232

		45,618,191

COMMON STOCKS (91.7%)* cont.	Shares	Value

Manufacturing (1.6%)
Illinois Tool Works, Inc.	160,300	$6,973,050

Ingersoll-Rand PLC	1,365,000	51,132,900

		58,105,950
Media (0.1%)
Time Warner, Inc.	96,700	3,042,182

		3,042,182
Medical technology (2.0%)
Baxter International, Inc.	412,700	18,063,879

Boston Scientific Corp. †	1,271,000	7,117,600

China Medical Technologies, Inc. ADR (China)	751,100	7,698,775

Covidien PLC (Ireland)	974,145	36,355,091

Medtronic, Inc.	90,100	3,330,997

Thermo Fisher Scientific, Inc. †	82,400	3,696,464

		76,262,806
Metals (1.6%)
Cia Siderurgica Nacional SA ADR (Brazil)	665,700	11,177,103

Freeport-McMoRan Copper & Gold, Inc. Class B	98,260	7,029,520

Molycorp, Inc. †	246,000	3,035,640

Rio Tinto PLC (United Kingdom)	181,667	9,422,601

U.S. Steel Corp.	333,300	14,775,189

United Co. RUSAL PLC (Russia) †	3,768,000	4,048,518

Vedanta Resources PLC (United Kingdom)	274,541	10,518,746

		60,007,317
Office equipment and supplies (0.4%)
Avery Dennison Corp.	416,053	14,915,500

		14,915,500
Oil and gas (3.3%)
Anadarko Petroleum Corp.	111,600	5,486,256

Apache Corp.	308,420	29,478,784

Chevron Corp.	439,800	33,517,158

EOG Resources, Inc.	28,800	2,808,000

Exxon Mobil Corp.	120,400	7,185,472

Petrohawk Energy Corp. †	1,681,113	26,511,152

Petroleo Brasileiro SA ADR (Brazil)	543,900	19,797,960

		124,784,782
Pharmaceuticals (5.0%)
Abbott Laboratories	1,631,700	80,083,836

Merck & Co., Inc.	400,600	13,804,676

Pfizer, Inc.	5,265,732	78,985,980

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	241,386	11,791,706

		184,666,198
Power producers (0.1%)
AES Corp. (The) †	353,500	3,644,585

		3,644,585
Publishing (1.2%)
R. R. Donnelley & Sons Co.	2,604,906	43,944,764

		43,944,764
Regional Bells (0.1%)
Qwest Communications International, Inc.	811,096	4,590,803

		4,590,803

COMMON STOCKS (91.7%)* cont.	Shares	Value

Retail (3.6%)
CVS Caremark Corp.	774,171	$23,759,308

Kohl’s Corp. †	308,000	14,688,520

Lowe’s Cos., Inc.	1,066,200	22,112,988

Macy’s, Inc.	632,877	11,803,156

Office Depot, Inc. †	721,934	3,118,755

Staples, Inc.	435,600	8,855,748

Target Corp.	642,900	32,993,628

Urban Outfitters, Inc. †	511,300	16,443,408

Wal-Mart Stores, Inc.	4,300	220,117

		133,995,628
Schools (0.8%)
Apollo Group, Inc. Class A †	628,029	28,970,978

		28,970,978
Semiconductor (1.9%)
Atmel Corp. †	3,848,027	20,125,181

Himax Technologies, Inc. ADR (Taiwan) †	1,779,370	5,444,872

KLA-Tencor Corp.	800,300	25,345,501

Lam Research Corp. †	507,860	21,426,613

		72,342,167
Software (3.7%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) †	178,300	5,942,739

Microsoft Corp.	3,656,900	94,384,589

Oracle Corp.	1,223,300	28,918,812

VMware, Inc. Class A †	97,400	7,551,422

		136,797,562
Technology services (4.0%)
Baidu, Inc. ADR (China) †	141,523	11,521,387

Google, Inc. Class A †	126,013	61,097,163

Unisys Corp. † §	2,191,342	59,188,147

Western Union Co. (The)	455,000	7,384,650

Yahoo!, Inc. †	626,400	8,694,432

		147,885,779
Telecommunications (0.7%)
Iridium Communications, Inc. †	320,500	3,304,355

Sprint Nextel Corp. †	4,662,525	21,307,739

		24,612,094
Tobacco (2.6%)
Philip Morris International, Inc.	1,885,969	96,259,858

		96,259,858
Toys (—%)
Hasbro, Inc.	42,400	1,787,160

		1,787,160

Total common stocks (cost $3,415,283,358)		$3,420,655,520

WARRANTS (2.6%)* †	Expiration	Strike
	date	Price	Warrants	Value

Bank of America Corp. W	1/16/19	$13.30	1,297,705	$9,927,443

Bank of America Corp. W	10/28/18	30.79	1,971,235	5,440,609

JPMorgan Chase & Co. W	10/28/18	42.42	4,125,948	58,836,018

Wells Fargo & Co. W	10/28/18	34.01	2,711,400	23,290,926

Total warrants (cost $93,044,473)				$97,494,996

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (1.8%)*	strike price		amount	Value

Abbott Laboratories (Call)	Jan-11/$50.00		5,807,348	$13,240,753

Aflac, Inc. (Call) F	Jan-11/55.00		2,013,644	5,013,991

Apollo Group, Inc. Class A (Call)	Jan-11/60.00		2,269,877	4,003,382

Baxter International, Inc. (Call)	Jan-11/45.00		1,733,333	4,115,973

Genzyme Corp. (Put)	Oct-10/65.00		689,024	1,260,914

Goldman Sachs Group, Inc. (The) (Call)	Jan-11/180.00		447,720	1,589,406

JPMorgan Chase & Co. (Call) F	Jan-11/45.00		2,098,489	3,784,466

Petrohawk Energy Corp. (Call) F	Jan-11/21.00		3,446,770	2,072,529

Petrohawk Energy Corp. (Call)	Jan-11/25.00		936,000	123,568

Pfizer, Inc. (Call)	Dec-10/17.00		7,279,850	2,038,358

Pfizer, Inc. (Call)	Dec-10/18.00		6,597,792	989,669

Qualcomm, Inc. (Call)	Jan-11/45.00		6,076,601	4,253,621

Qualcomm, Inc. (Call)	Jan-11/45.00		1,245,929	940,445

State Street Corp. (Call) F	Jan-11/45.00		2,876,720	4,493,193

Technology Select Sector SPDR (Call)	Aug-10/22.00		2,907,535	1,221,165

WellPoint, Inc. (Call) F	Jan-11/55.00		2,135,133	6,001,421

Wells Fargo & Co. (Call)	Jan-11/31.00		4,386,432	6,053,276

Wells Fargo & Co. (Call)	Jan-11/32.50		4,628,429	4,443,292

Wells Fargo & Co. (Call)	Jan-11/30.00		1,485,681	2,585,085

Total purchased options outstanding (cost $121,108,724)				$68,224,507

U.S. TREASURY OBLIGATIONS (0.8%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/2s, May 15, 2038 [i]	$5,023,000	$5,532,382

U.S. Treasury Inflation Protected Securities
2 1/2s, July 15, 2016 [i]	4,472,318	4,994,774
2s, July 15, 2014 [i]	2,077,497	2,232,707
1 7/8s, July 15, 2013 [i]	1,775,806	1,882,656

U.S. Treasury Notes
2 3/4s, February 15, 2019 [i]	2,250,000	2,292,367
1 3/8s, September 15, 2012 [i]	161,000	164,510
7/8s, January 31, 2011 [i]	13,505,000	13,548,581

Total U.S. treasury obligations (cost $30,647,977)		$30,647,977

INVESTMENT COMPANIES (0.7%)*	Shares	Value

iShares FTSE/Xinhua China 25 Index Fund	378,300	$15,623,790

SPDR KBW Regional Banking ETF	157,600	3,744,576

SPDR S&P Homebuilders ETF	382,500	5,764,275

Total investment companies (cost $25,285,183)		$25,132,641

SENIOR LOANS (0.4%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$1,155,064	$1,238,806

Visteon Corp. bank term loan FRN Ser. B1, 5 1/4s, 2013	12,439,464	13,341,325

Total senior loans (cost $14,850,215)		$14,580,131

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value

Visteon Corp. sr. unsec. unsub. notes 8 1/4s, 2011 (In default)†	$2,355,000	$2,219,588

Visteon Corp. sr. unsec. unsub. notes 7s, 2014 (In default)†	3,925,000	3,699,313

Visteon Corp. 144A sr. unsec. notes 12 1/4s, 2016 (In default)†	1,780,000	2,207,200

Total corporate bonds and notes (cost $9,051,228)		$8,126,101

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.23%,
June 2, 2011 ##	$1,080,000	$1,077,883

U.S. Treasury Bills zero%, January 20, 2011 [i]	2,240,000	2,237,984

Putnam Money Market Liquidity Fund 0.12% [e]	154,944,498	154,944,498

Total short-term investments (cost $158,260,361)		$158,260,365

TOTAL INVESTMENTS

Total investments (cost $3,867,531,519)		$3,823,122,238

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2009 through July 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $3,728,823,293.

† Non-income-producing security.

§ Affiliated companies (Note 10).

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $53,047,783 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/10 (aggregate face value $47,475,568)

	Contract	Delivery		Aggregate	Unrealized
Counterparty Currency	type	date	Value	face value	depreciation

Credit Suisse AG

Euro	Sell	8/18/10	$33,628,512	$32,655,274	$(973,238)

UBS AG

British Pound	Sell	8/18/10	15,321,783	14,820,294	(501,489)

Total					$(1,474,727)

WRITTEN OPTIONS OUTSTANDING at 7/31/10 (premiums received $69,818,559)

			Contract	Expiration date/
			amount	strike price	Value

Abbott Laboratories (Call)			5,807,348	Jan-11/$52.50	$7,375,331

Aflac, Inc. (Call)			2,013,644	Jan-11/60.00	2,286,084

Apollo Group, Inc. Class A (Call)			2,269,877	Jan-11/70.00	1,529,216

Baxter International, Inc. (Call)			1,733,333	Jan-11/50.00	1,369,333

Genzyme Corp. (Call)			689,024	Oct-10/75.00	689,024

Genzyme Corp. (Put)			689,024	Oct-10/57.50	461,646

Goldman Sachs Group, Inc. (The) (Call)			447,720	Jan-11/185.00	1,231,230

JPMorgan Chase & Co. (Call) F			2,098,489	Jan-11/50.00	1,341,491

Petrohawk Energy Corp. (Call) F			3,446,770	Jan-11/25.00	785,242

Petrohawk Energy Corp. (Call)			936,000	Jan-11/30.00	25,035

Pfizer, Inc. (Call)			7,279,850	Dec-10/18.00	1,091,978

Pfizer, Inc. (Call)			6,597,792	Dec-10/20.00	263,912

Qualcomm, Inc. (Call)			6,076,601	Jan-11/47.50	2,248,342

Qualcomm, Inc. (Call)			1,245,929	Jan-11/47.50	514,679

State Street Corp. (Call) F			2,876,720	Jan-11/50.00	1,694,155

WellPoint, Inc. (Call) F			2,135,133	Jan-11/57.50	4,263,541

Wells Fargo & Co. (Call)			4,628,429	Jan-11/35.00	2,267,930

Wells Fargo & Co. (Call)			4,386,432	Jan-11/34.00	2,851,181

Wells Fargo & Co. (Call)			1,485,681	Jan-11/32.50	1,426,254

Total					$33,715,604

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/10

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	159,334	7/28/11	(1 month USD-	A basket (GSGLMIN2)	$312,025
			LIBOR-BBA)	of common stocks

JPMorgan Chase Bank, N.A.
baskets	629,891	7/27/11	(1 month USD-	A basket (JPCBTRAN)	3,165,374
			LIBOR-BBA)	of common stocks

Total					$3,477,399

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$139,510,639	$11,947,471	$—

Capital goods	316,770,375	9,390,297	—

Communication services	137,532,279	3,018,460	—

Conglomerates	33,680,230	3,950,660	—

Consumer cyclicals	343,709,109	21,717,231	—

Consumer staples	180,099,442	—	—

Energy	225,551,014	6,234,160	—

Financials	377,708,993	—	7,840,695

Health care	569,830,951	—	—

Technology	1,025,124,917	—	—

Utilities and power	7,038,597	—	—

Total common stocks	3,356,556,546	56,258,279	7,840,695

Corporate bonds and notes	—	8,126,101	—

Investment Companies	25,132,641	—	—

Purchased options outstanding	—	68,224,507	—

Senior loans	—	14,580,131	—

U.S. Treasury Obligations	—	30,647,977	—

Warrants	97,494,996	—	—

Short-term investments	154,944,498	3,315,867	—

Totals by level	$3,634,128,681	$181,152,862	$7,840,695

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to sell	$—	$(1,474,727)	$—

Written options	—	(33,715,604)	—

Total return swap contracts	—	3,477,399	—

Totals by level	$—	$(31,712,932)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,658,300,655)	$3,608,989,593
Affiliated issuers (identified cost $209,230,864) (Notes 6 and 10)	214,132,645

Foreign currency (cost $196,073) (Note 1)	205,679

Dividends, interest and other receivables	14,042,351

Receivable for shares of the fund sold	5,103,168

Receivable for investments sold	96,760,915

Unrealized appreciation on swap contracts (Note 1)	3,477,399

Total assets	3,942,711,750

LIABILITIES

Payable to custodian (Note 2)	1,531,990

Payable for investments purchased	132,566,981

Payable for shares of the fund repurchased	6,653,638

Payable for compensation of Manager (Note 2)	1,739,975

Payable for investor servicing fees (Note 2)	545,815

Payable for custodian fees (Note 2)	59,771

Payable for Trustee compensation and expenses (Note 2)	1,011,680

Payable for administrative services (Note 2)	24,115

Payable for distribution fees (Note 2)	885,127

Unrealized depreciation on forward currency contracts (Note 1)	1,474,727

Written options outstanding, at value (premiums received $69,818,559) (Notes 1 and 3)	33,715,604

Collateral on certain derivative contracts, at value (Note 1)	32,885,961

Other accrued expenses	793,073

Total liabilities	213,888,457

Net assets	$3,728,823,293

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,024,521,209

Undistributed net investment income (Note 1)	12,852,238

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,302,273,990)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,276,164)

Total — Representing net assets applicable to capital shares outstanding	$3,728,823,293

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,111,020,053 divided by 154,636,628 shares)	$20.12

Offering price per class A share (100/94.25 of $20.12)*	$21.35

Net asset value and offering price per class B share ($182,569,204 divided by 10,682,052 shares)**	$17.09

Net asset value and offering price per class C share ($87,221,125 divided by 4,654,000 shares)**	$18.74

Net asset value and redemption price per class M share ($28,856,811 divided by 1,552,529 shares)	$18.59

Offering price per class M share (100/96.50 of $18.59)*	$19.26

Net asset value, offering price and redemption price per class R share
($5,572,910 divided by 281,407 shares)	$19.80

Net asset value, offering price and redemption price per class Y share
($313,583,190 divided by 14,956,988 shares)	$20.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $354,223)	$41,328,997

Interest (including interest income of $139,309 from investments in affiliated issuers) (Note 6)	536,481

Securities lending	1,703,380

Total investment income	43,568,858

EXPENSES

Compensation of Manager (Note 2)	20,218,222

Investor servicing fees (Note 2)	13,515,569

Custodian fees (Note 2)	113,160

Trustee compensation and expenses (Note 2)	273,984

Administrative services (Note 2)	174,433

Distribution fees — Class A (Note 2)	7,725,953

Distribution fees — Class B (Note 2)	2,131,963

Distribution fees — Class C (Note 2)	633,962

Distribution fees — Class M (Note 2)	216,360

Distribution fees — Class R (Note 2)	17,522

Other	2,244,232

Total expenses	47,265,360
Expense reduction (Note 2)	(1,081,642)

Net expenses	46,183,718

Net investment loss	(2,614,860)

Net realized gain on investments (including realized gain of $130,611 on affiliated issuers)
(Notes 1, 3 and 10)	941,510,712

Net realized gain on swap contracts (Note 1)	61,474,297

Net realized loss on foreign currency transactions (Note 1)	(1,703,513)

Net realized loss on written options (Notes 1 and 3)	(32,696,478)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,330,718)

Net unrealized depreciation of investments, swap contracts and written options during the year	(336,393,841)

Net gain on investments	630,860,459

Net increase in net assets resulting from operations	$628,245,599

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/10	Year ended 7/31/09

Operations:
Net investment income (loss)	$(2,614,860)	$17,037,236

Net realized gain (loss) on investments
and foreign currency transactions	968,585,018	(852,439,087)

Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies	(337,724,559)	420,279,663

Net increase (decrease) in net assets resulting from operations	628,245,599	(415,122,188)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(29,854,006)	—

Class B	(1,013,327)	—

Class C	(328,745)	—

Class M	(183,395)	—

Class R	(23,854)	—

Class Y	(2,000,365)	—

Increase in capital from settlement payments	8,472	145,678

Redemption fees (Note 1)	13,392	4,802

Increase (decrease) from capital share transactions (Note 4)	12,864,933	(1,061,431,880)

Total increase (decrease) in net assets	607,728,704	(1,476,403,588)

NET ASSETS

Beginning of year	3,121,094,589	4,597,498,177

End of year (including undistributed net investment
income of $12,852,238 and $20,947,009, respectively)	$3,728,823,293	$3,121,094,589

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2010	$16.85	— [e]	3.46	3.46	(.19)	(.19)	—	— [e,f]	$20.12	20.58	$3,111,020	1.26	(.03)	177.37
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	—	— e, [i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	186.67
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	—	—	16.93	(8.68)	3,213,102	1.20 [d]	(.08) [d]	67.79
July 31, 2007	16.20	(.06)	2.40	2.34	—	—	—	—	18.54	14.44	4,790,506	1.14 [d]	(.33) [d]	65.48
July 31, 2006	17.16	(.04) [g]	(.79)	(.83)	(.13)	(.13)	—	—	16.20	(4.93) [g]	5,528,893	1.04 [d,g]	(.23) [d,g]	75.88

Class B
July 31, 2010	$14.35	(.13)	2.94	2.81	(.07)	(.07)	—	— [e,f]	$17.09	19.64	$182,569	2.01	(.77)	177.37
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	—	— e, [i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	186.67
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	—	—	14.52	(9.42)	368,079	1.95 [d]	(.84) [d]	67.79
July 31, 2007	14.12	(.17)	2.08	1.91	—	—	—	—	16.03	13.53	726,751	1.89 [d]	(1.08) [d]	65.48
July 31, 2006	14.95	(.15) [g]	(.68)	(.83)	—	—	—	—	14.12	(5.55) [g]	1,089,121	1.79 [d,g]	(.98) [d,g]	75.88

Class C
July 31, 2010	$15.76	(.15)	3.24	3.09	(.11)	(.11)	—	— [e,f]	$18.74	19.63	$87,221	2.01	(.79)	177.37
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	—	— e, [i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	186.67
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	—	—	15.95	(9.38)	45,990	1.95 [d]	(.82) [d]	67.79
July 31, 2007	15.50	(.19)	2.29	2.10	—	—	—	—	17.60	13.55	59,248	1.89 [d]	(1.08) [d]	65.48
July 31, 2006	16.42	(.16) [g]	(.76)	(.92)	—	—	—	—	15.50	(5.60) [g]	72,213	1.79 [d,g]	(.98) [d,g]	75.88

Class M
July 31, 2010	$15.60	(.10)	3.21	3.11	(.12)	(.12)	—	— [e,f]	$18.59	19.94	$28,857	1.76	(.53)	177.37
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	—	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	186.67
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	—	—	15.74	(9.23)	32,089	1.70 [d]	(.58) [d]	67.79
July 31, 2007	15.22	(.14)	2.26	2.12	—	—	—	—	17.34	13.93	47,801	1.64 [d]	(.83) [d]	65.48
July 31, 2006	16.12	(.12) [g]	(.75)	(.87)	(.03)	(.03)	—	—	15.22	(5.42) [g]	60,394	1.54 [d,g]	(.73) [d,g]	75.88

Class R
July 31, 2010	$16.61	(.06)	3.41	3.35	(.16)	(.16)	—	— [e,f]	$19.80	20.23	$5,573	1.51	(.29)	177.37
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	—	— e, [i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	186.67
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	—	—	16.72	(8.98)	2,363	1.45 [d]	(.30) [d]	67.79
July 31, 2007	16.09	(.10)	2.38	2.28	—	—	—	—	18.37	14.17	2,243	1.39 [d]	(.58) [d]	65.48
July 31, 2006	17.06	(.09) [g]	(.77)	(.86)	(.11)	(.11)	—	—	16.09	(5.12) [g]	1,740	1.29 [d,g]	(.50) [d,g]	75.88

Class Y
July 31, 2010	$17.54	.04	3.62	3.66	(.23)	(.23)	—	— [e,f]	$20.97	20.91	$313,583	1.01	.21	177.37
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	—	— e, [i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	186.67
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	—	—	17.58	(8.49)	935,875	.95 [d]	.18 [d]	67.79
July 31, 2007	16.74	(.02)	2.49	2.47	—	—	—	—	19.21	14.76	1,297,987	.89 [d]	(.08) [d]	65.48
July 31, 2006	17.73	— [e,g]	(.82)	(.82)	(.17)	(.17)	—	—	16.74	(4.69) [g]	1,579,957	.79 [d,g]	.02 [d,g]	75.88

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008.

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/10

Note 1: Significant accounting policies

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from August 1, 2009 through July 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund used options contracts and may use futures contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the period. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to manage foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $67,800,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage the fund’s exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $64,900,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,534,279 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund had a net liability position of $1,474,727 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,077,833.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the fund had no securities out on loan.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $2,286,630,820 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$1,987,450,372	July 31, 2011

299,180,448	July 31, 2017

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, straddle loss deferrals, income on swap contracts and partnerships. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $27,923,781 to decrease distributions in excess of net investment income and $9,220 to decrease paid-in-capital, with an increase to accumulated net realized loss of $27,914,561.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$259,413,147
Unrealized depreciation	(317,657,822)

Net unrealized depreciation	(58,244,675)
Undistributed ordinary income	14,854,653
Capital loss carryforward	(2,286,630,820)
Cost for federal income tax purposes	$3,881,366,913

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion, and 0.475% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective November 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $20,165 under the expense offset arrangements and by $1,061,477 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,564, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $459,127 and $4,782 from the sale of class A and class M shares, respectively, and received $173,654 and $12,721 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,048 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,182,637,325 and $6,147,910,141, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of the reporting period	26,984,969	$13,305,840

Options opened	322,950,522	194,332,707

Options exercised	—	—

Options expired	(137,850,625)	(35,598,307)

Options closed	(155,241,070)	(102,221,681)

Written options outstanding
at end of the reporting period	56,843,796	$69,818,559

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	20,917,576	$414,621,152	15,458,205	$212,749,146

Shares issued in connection with
reinvestment of distributions	1,485,196	28,322,682	—	—

	22,402,772	442,943,834	15,458,205	212,749,146

Shares repurchased	(28,871,725)	(564,527,763)	(44,185,857)	(587,447,132)

Net decrease	(6,468,953)	$(121,583,929)	(28,727,652)	$(374,697,986)

	Year ended 7/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,218,106	$20,382,301	1,244,414	$14,134,544

Shares issued in connection with
reinvestment of distributions	60,422	983,669	—	—

	1,278,528	21,365,970	1,244,414	14,134,544

Shares repurchased	(5,787,196)	(96,975,052)	(11,395,900)	(130,563,365)

Net decrease	(4,508,668)	$(75,609,082)	(10,151,486)	$(116,428,821)

	Year ended 7/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	2,908,403	$53,745,988	344,431	$4,603,963

Shares issued in connection with
reinvestment of distributions	14,172	252,964	—	—

	2,922,575	53,998,952	344,431	4,603,963

Shares repurchased	(638,989)	(11,647,956)	(857,701)	(10,303,491)

Net increase (decrease)	2,283,586	$42,350,996	(513,270)	$(5,699,528)

	Year ended 7/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	180,748	$3,298,531	106,731	$1,344,082

Shares issued in connection with
reinvestment of distributions	10,034	177,403	—	—

	190,782	3,475,934	106,731	1,344,082

Shares repurchased	(281,887)	(5,112,273)	(501,285)	(6,243,981)

Net decrease	(91,105)	$(1,636,339)	(394,554)	$(4,899,899)

	Year ended 7/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	222,112	$4,468,999	45,583	$613,372

Shares issued in connection with
reinvestment of distributions	1,240	23,316	—	—

	223,352	4,492,315	45,583	613,372

Shares repurchased	(71,734)	(1,387,560)	(57,105)	(671,877)

Net increase (decrease)	151,618	$3,104,755	(11,522)	$(58,505)

	Year ended 7/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,795,507	$224,743,980	7,748,682	$109,511,478

Shares issued in connection with
reinvestment of distributions	92,495	1,835,103	—	—

	10,888,002	226,579,083	7,748,682	109,511,478

Shares repurchased	(2,939,764)	(60,340,551)	(53,983,682)	(669,158,619)

Net increase (decrease)	7,948,238	$166,238,532	(46,235,000)	$(559,647,141)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$1,474,727

	Investments,
Equity contracts	Receivables	169,196,902	Payables	33,715,604

Total		$169,196,902		$35,190,331

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(1,517,851)	$—	$(1,517,851)

Equity contracts	28,073,861	8,597,656	—	61,474,297	98,145,814

Total	$28,073,861	$8,597,656	$(1,517,851)	$61,474,297	$96,627,963

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(1,347,287)	$—	$(1,347,287)

Equity contracts	(30,589,021)	4,450,523	—	(8,587,034)	(34,725,532)

Total	$(30,589,021)	$4,450,523	$(1,347,287)	$(8,587,034)	$(36,072,819)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $139,309 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,870,739,103 and $1,839,400,046, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	cost	income	value

Unisys Corp.	$47,494,087	$266,844	$—	$59,188,147

Totals	$47,494,087	$266,844	$—	$59,188,147

Market values are shown for those securities affiliated at the close of the reporting period.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2010, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,032,174 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	122,050,155	5,989,664

Jameson A. Baxter	122,016,579	6,023,240

Charles B. Curtis	121,909,970	6,129,849

Robert J. Darretta	122,055,192	5,984,627

Myra R. Drucker	121,903,238	6,136,581

John A. Hill	121,854,250	6,185,569

Paul L. Joskow	122,036,888	6,002,931

Elizabeth T. Kennan*	121,727,737	6,312,082

Kenneth R. Leibler	122,024,900	6,014,919

Robert E. Patterson	121,991,175	6,048,644

George Putnam, III	121,915,265	6,124,554

Robert L. Reynolds	122,110,981	5,928,838

W. Thomas Stephens	122,018,117	6,021,702

Richard B. Worley	121,953,708	6,086,111

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,696,269	5,248,202	2,914,684	30,180,664

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,831,529	4,924,025	3,103,600	30,180,665

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,627,518	5,165,913	3,065,723	30,180,665

A shareholder proposal requesting that the Board institute procedures to prevent the fund from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity was defeated as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

26,179,975	68,288,637	3,390,542	30,180,665

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Michael Higgins (Born 1976)
Since 2002	Vice President
Managing Director, Putnam Investments	Since 2010

James P. Pappas (Born 1953)	Nancy E. Florek (Born 1957)
Vice President	Vice President, Assistant Clerk,
Since 2004	Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments and	Since 2005
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Beth S. Mazor
Putnam Investment	Myra R. Drucker	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A1LD
	Officers	Robert R. Leveille
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive	BSA Compliance Officer
State Street Bank	Officer, Treasurer and
and Trust Company	Compliance Liaison	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Michael Higgins
Independent Registered		Vice President
Public Accounting Firm	Janet C. Smith
PricewaterhouseCoopers LLP	Vice President, Principal	Nancy E. Florek
	Accounting Officer and	Vice President, Assistant Clerk,
Trustees	Assistant Treasurer	Assistant Treasurer and
John A. Hill, Chairman		Proxy Manager
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN016 262962 9/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
July 31, 2010	$217,730	$--	$7,217	$4,652*
July 31, 2009	$215,632	$--	$4,123	$5,768*

* Includes fees of $4,652 and $5,768 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2010 and July 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2010 and July 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 417,027 and $ 530,776 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
July 31, 2010	$ -	$ 249,107	$ -	$ -
July 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2010